Press Release For Immediate Release

INDEPENDENT BANK GROUP MERGER WITH GUARANTY BANCORP TO CLOSE AS PLANNED ON JANUARY 1, 2019

December 27, 2018

McKinney, Texas & Denver, Colorado, December 27, 2018 /GlobeNewswire/ -- Independent Bank Group, Inc. (NASDAQ: IBTX), the holding company for Independent Bank, and Guaranty Bancorp (NASDAQ: GBNK), the holding company for Guaranty Bank and Trust Company, today jointly announced that they will proceed with the closing of the merger of Guaranty Bancorp with and into Independent Bank Group on the terms previously announced. The merger is expected to be completed on January 1, 2019. As previously disclosed, upon completion of the merger, Guaranty Bancorp stockholders will receive 0.45 shares of Independent Bank Group stock in exchange for each share of Guaranty Bancorp stock held immediately prior to the merger.

About Independent Bank Group

Independent Bank Group, through its wholly owned subsidiary, Independent Bank, provides a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professionals and individuals. Independent Bank Group operates in four market regions located in the Dallas/Ft. Worth, Austin, and Houston, Texas and the Colorado Front Range areas.

About Guaranty Bancorp

Guaranty Bancorp is a financial services company that operates as the bank holding company for Guaranty Bank and Trust Company, a premier Colorado community bank. Guaranty Bank and Trust Company provides comprehensive financial solutions to consumers and small to medium-sized businesses that value local and personalized service. In addition to loans and depository services, Guaranty Bank and Trust Company also offers wealth management solutions, including trust and investment management services through its subsidiary registered investment advisory firm.

Forward Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim”, “anticipate”, “estimate”, “expect”, “goal”, “guidance”, “intend”, “is anticipated”, “is expected”, “is intended”, “objective”, “plan”, “projected”, “projection”, “will affect”, “will be”, “will continue”, “will decrease”, “will grow”, “will impact”, “will increase”, “will incur”, “will reduce”, “will remain”, “will result”, “would be”, variations of such words or phrases (including where the word “could”, “may”, or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that Independent Bank Group and Guaranty Bancorp make are based on the current expectations and assumptions regarding Independent Bank Group’s and Guaranty Bancorp’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Independent Bank Group’s and Guaranty Bancorp’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Independent Bank Group and Guaranty Bancorp, the outcome of any legal proceedings that may be instituted against Independent Bank Group or Guaranty Bancorp, delays in completing the transaction, the failure to satisfy any of the conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent Bank Group and Guaranty Bancorp do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Independent Bank Group’s ability to complete the acquisition and integration of Guaranty Bancorp successfully, and the dilution caused by Independent Bank Group’s issuance of shares of its common stock in connection with the transaction. Independent Bank Group and Guaranty Bancorp disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Independent Bank Group, Guaranty Bancorp and factors which could affect the forward-looking statements contained herein can be found in Independent Bank Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its Quarterly Report on Form 10-Q for the three-month period ended September 30, 2018 and its other filings with the Securities and Exchange Commission (“SEC”), and in Guaranty Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its Quarterly Report on Form 10-Q for the three-month period ended September 30, 2018 and its other filings with the SEC.

CONTACTS:

Independent Bank Group Contacts

Analysts/Investors:

Michelle Hickox    Mark Haynie
Executive Vice President and Chief Financial Officer    Executive Vice President and General Counsel
(972) 562-9004    (972) 562-9004
mhickox@ibtx.com    mhaynie@ibtx.com

Media:

Peggy Smolen
Senior Vice President Marketing & Communications
(972) 562-9004
psmolen@ibtx.com

Guaranty Bancorp Contacts

Analysts/Investors:

Paul W. Taylor
President and Chief Executive Officer
(303) 293-5563
paul.taylor@gbnk.com

Source: Independent Bank Group, Inc.
Guaranty Bancorp